Exhibit 99.1

PRESS RELEASE

Zoom Technologies - Regains Compliance with NASDAQ Listing Rule

Beijing, China, June 20, 2014 - Zoom Technologies, Inc. (NASDAQ: ZOOM, the "Company") today announced it has regained compliance with The Nasdaq Stock Market's periodic filing requirements for continued listing under Listing Rule 5250(c)(1).

For further details, please refer to the Company's Form 8-K filed with the U.S. Securities and Exchange Commission on June 20, 2014.

Investor Contact:
Investor Relations
Zoom Technologies, Inc.
+86-10-5935-9576
 ir@zoom.com